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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 April 18, 2005
                Date of Report (Date of earliest event reported)

                            OSI PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                       0-15190                13-3159796
(State or other jurisdiction of         (Commission            (I.R.S. Employer
         incorporation)                 File Number)         Identification No.)
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                              58 SOUTH SERVICE ROAD
                               MELVILLE, NY 11747
                    (Address of principal executive offices)

                                 (631)962-2000
              (Registrant's telephone number, including area code)

                                      N/A
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On April 18, 2005, the Compensation Committee of the Board of Directors of
OSI Pharmaceuticals, Inc. ("OSI" or the "Company") approved the terms of an Employment Separation Agreement and Release of Legal Rights (the "Separation
Agreement") with Dr. Nicole Onetto, Executive Vice President and Chief Medical
Officer of OSI, effective May 2, 2005. The Separation Agreement, which supersedes the employment-at-will letter agreement with Dr. Onetto, dated
December 21, 2001, provides for (i) the payment, upon termination of Dr.
Onetto's employment with the Company, effective May 2, 2005, of a lump sum equal to $375,000, representing one year's salary plus $50,000, representing a prorata portion of her fiscal year 2005 bonus,(ii) the acceleration of the vesting of options which, if her employment were not to terminate as of May 2, 2005, would vest on or before April 30, 2006, (iii) the extension of the exercise period for all exercisable options from the normal 90-day period following termination of employment to December 31, 2005, and (iv) the payment of $14,760 as a lump sum for reimbursement of 12 months of certain health benefits. Further details of Dr. Onetto's severance arrangement are set forth in the Separation Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K (the "Form 8-K") and incorporated herein by reference.

     On April 18, 2005, the Compensation Committee also approved the terms of an Employment Agreement with Michael G. Atieh, pursuant to which Mr. Atieh will serve as Executive Vice President, Chief Financial Officer and Treasurer of OSI, effective May 31, 2005. The Employment Agreement has a fixed term of three years but provides for automatic extensions for additional one-year terms. It provides for a minimum base salary of $410,000, plus such other amounts, if any, as the Board of Directors may from time to time determine. In addition, Mr. Atieh is eligible for an annual incentive bonus (with a $250,000 target). He will also be entitled to receive other customary fringe benefits generally available to our executive employees. The Employment Agreement also provides that, on June 1, 2005, Mr. Atieh will receive options to purchase 150,000 shares of the Company's common stock (vesting one-third after one year and the balance ratably over the ensuing four years) as well as 15,000 shares of restricted common stock which will vest at twenty percent per year over a period of five years. Mr. Atieh will also be entitled to a relocation package as well as certain severance benefits.
Further details of Mr. Atieh's employment package are set forth in the Employment Agreement attached as Exhibit 10.2 to this Form 8-K and incorporated herein by reference.

     On April 18, 2005, the Compensation Committee also increased the salary of Robert Simon to $335,000, in connection with Mr. Simon's promotion on such date to Executive Vice President, Pharmaceutical Development and Technical
Operations.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
     APPOINTMENT OF PRINCIPAL OFFICERS

     On April 18, 2005, the Board of Directors of OSI elected Katharine B.
Stevenson as a director of the Company, effective May 1, 2005 to serve until the next annual meeting of stockholders of the Company or until her successor is elected and shall have qualified. Ms. Stevenson was also appointed as Chair of the Board's Audit Committee, effective May 1, 2005. The Board of Directors has determined that Ms. Stevenson qualifies as an audit committee


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financial expert (as that term is defined in Item 401(h) of Regulation S-K of the regulations promulgated by the Securities and Exchange Commission).

     On April 18, 2005, the Board of Directors appointed Mr. Atieh, age 51, as
Executive Vice President, Chief Financial Officer and Treasurer of OSI, effective May 31, 2005. Mr. Atieh joined the Board of Directors of OSI in June
2003 and was appointed Chairman of the Board's Audit Committee in October 2003.
He was Group President of Dendrite International through February 2004. From
October 2000 to July 2001, he was Senior Vice President and Chief Financial
Officer of Dendrite. Mr. Atieh began his career in July 1975 at Arthur Young &
Company (now Ernst & Young). In July 1981, Mr. Atieh joined Merck where, from
July 1981 to April 1994, he served in a variety of roles including Director of Accounting Standards; Director of Accounting; Director of Investor Relations;
Vice President Government Relations; Treasurer; and Vice President, Public
Affairs. From April 1994 to December 1998, Mr. Atieh was at the Merck-Medco
Managed Care Division of Merck with his last position as Senior Vice President,
Sales and Business Development. From January 1999 to October 2000, he was Vice
President and General Manager-Medicare Business Initiative of Merck's U.S. Human
Health Division. Mr. Atieh is currently a member of the board of directors and the Audit Committee of ACE Limited. The terms of Mr. Atieh's Employment
Agreement are summarized under Item 1.01 of this Form 8-K. In addition, Mr.
Atieh's Employment Agreement is attached to this Form 8-K as Exhibit 10.2.

     Robert L. Van Nostrand, currently Vice President, Chief Financial Officer, and Treasurer, will assume the role of Senior Vice President and Chief
Compliance Officer, a newly created position, effective May 31, 2005.

     On April 20, 2005, Mr. Atieh submitted his resignation from the Board of
Directors of the Company, effective May 31, 2005.

ITEM 8.01 OTHER EVENTS

     On April 14, 2005, OSI purchased all of the outstanding shares held by the minority shareholders of its then majority-owned subsidiary, Prosidion Limited
("Prosidion"), resulting in Prosidion becoming a wholly-owned subsidiary of OSI
(the "Transaction"). Additional details of the Transaction are set forth in OSI's press release dated April 18, 2005, which is attached hereto as Exhibit
99.1 to this Form 8-K and is incorporated herein by reference.

     On April 19, 2005, OSI issued a press release summarizing the highlights from presentations made by the Company at this year's Annual Meeting of the American Association for Cancer Research ("AACR"), which covered certain preclinical data from the Company's oncology research and development programs. Details of the presentations are described in OSI's press release dated April 19, 2005, which is attached hereto as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

     On April 20, 2005, OSI issued a press release presenting data the Company released at AACR regarding the data from a comparative clinical study on the effects of smoking on the pharmacokinetics of


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Tarceva(TM) in healthy (non-cancer patients) smoker and non-smokers. Further details of the data are set forth in OSI's press release dated April 20, 2005, which is attached hereto as Exhibit 99.3 to this Form 8-K and is incorporated herein by reference.

     On April 21, 2005, OSI issued a press release relating to certain changes in the Company's management team and board of directors. Details of such changes are set forth in OSI's press release dated April 21, 2005, which is attached as
Exhibit 99.4 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01 EXHIBITS

EXHIBIT NO.                               DESCRIPTION
-----------                               -----------
    10.1      Employment Separation Agreement and Release of Legal Rights, dated
              April 20, 2005, by and between OSI Pharmaceuticals, Inc. and
              Nicole Onetto, M.D.

    10.2      Employment Agreement, dated April 21, 2005, by and between OSI
              Pharmaceuticals, Inc. and Michael G. Atieh.

    99.1      Press Release, dated April 18, 2005.

    99.2      Press Release, dated April 19, 2005.

    99.3      Press Release, dated April 20, 2005.

    99.4      Press Release, dated April 21, 2005.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2005                   OSI PHARMACEUTICALS, INC.


                                       By: /s/ Robert L. Van Nostrand
                                           -------------------------------------
                                           Robert L. Van Nostrand
                                           Vice President and Chief Financial
                                           Officer (Principal Financial Officer)


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                             EXHIBIT INDEX

EXHIBIT NO.                               DESCRIPTION
-----------                               -----------
    10.1      Employment Separation Agreement and Release of Legal Rights, dated
              April 20, 2005, by and between OSI Pharmaceuticals, Inc. and
              Nicole Onetto, M.D.

    10.2      Employment Agreement, dated April 21, 2005, by and between OSI
              Pharmaceuticals, Inc. and Michael G. Atieh.

    99.1      Press Release, dated April 18, 2005.

    99.2      Press Release, dated April 19, 2005.

    99.3      Press Release, dated April 20, 2005.

    99.4      Press Release, dated April 21, 2005.
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